                                                                   Exhibit 10.63

                                DEED OF INDEMNITY

THIS DEED is made on 24 September 2004

BY:

HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LIMITED, a company incorporated with limited liability under the laws of the Cayman Islands having its business address at 18/F, Two Harbourfront, 22 Tak Fung Street, Hunghom, Kowloon, Hong Kong ("Company")

IN FAVOUR OF

HUTCHISON WHAMPOA LIMITED, a company incorporated with limited liability under the laws of Hong Kong having its registered office at 22/F Hutchison House, 10 Harcourt Road, Central, Hong Kong ("HWL") for itself and as agent for the other HWL Credit Support Providers (as defined below)

WHEREAS:

HWL and certain of its subsidiaries (each an "HWL Credit Support Provider") have provided guarantees, indemnities or security ("HWL Credit Support") in respect of credit facilities ("HTIL Facilities") made available to subsidiaries and associates of Hutchison Telecommunications International Limited ("HTIL Borrowers"), particulars of which are set out in the Schedule to this Counter-Indemnity.

As part of maintaining such HWL Credit Support, the Company shall enter into this Deed of Indemnity.

NOW THIS DEED WITNESS AS FOLLOWS:

1       INDEMNITY

1.1 The Company unconditionally and irrevocably agrees to indemnify each HWL Credit Support Provider against any and all payments, actions, claims, demands, suits, proceedings, losses, liabilities, damages, penalties, costs, charges and expenses of whatever nature which may result or which it may sustain, suffer or incur in connection with or arising in any way whatsoever out of its acting as an HWL Credit Support Provider, and to pay to each HWL Credit Support Provider forthwith on demand all moneys and liabilities whatsoever which may from time to time be claimed or demanded from that HWL Credit Support Provider or which it shall pay or become liable to pay or sustain, suffer or incur under or by reason of or in connection with the relevant HWL Credit Support.

1.2 Each HWL Credit Support Provider is hereby further irrevocably authorised and empowered to pay immediately any amounts demanded from the relevant HWL Credit Support Provider or which the relevant HWL Credit Support Provider from time to time becomes liable to pay under or by reason of or in connection with the HWL Credit Support without any reference to or further authority from the Company. Any request or demand received by the relevant HWL Credit Support Provider in connection with the HWL Credit Support shall constitute conclusive evidence as between us and the relevant HWL Credit

        Support Provider that the relevant HWL Credit Support Provider's liability under the HWL Credit Support has accrued and shall constitute conclusive authority by us to the relevant HWL Credit Support Provider for making any payment requested or demanded. We shall be bound and liable to the relevant HWL Credit Support Provider therefor and the relevant HWL Credit Support Provider shall be at liberty to make such payment without being under any duty to enquire whether any request or demand on the relevant HWL Credit Support Provider has been properly made, irrespective of notice or knowledge of dispute or denial of the validity of any such request or demand, and we shall not be entitled to deny or challenge the relevant HWL Credit Support Provider's authority in the making of such payment nor to set up any defence of any nature whatsoever. Provided always that, Notwithstanding any provision to the contrary contained hereinbefore, no demand shall be served on the Company by any HWL Credit Support Provider in connection with the HWL Credit Support prior to 31 December 2005.

1.3 This indemnity shall not be in any way discharged or diminished, nor shall our liability be affected by reason of any other guarantee, indemnity, assurance, pledge, lien, bill, note, mortgage, charge, debenture, security, or other right, power or remedy, or any payment being or becoming wholly or in part invalid, defective, or unenforceable, or otherwise failing to be perfected or enforced, or being avoided on any ground whatsoever, whether or not known to the relevant HWL Credit Support Provider, or by reason of the relevant HWL Credit Support Provider from time to time, without the Company's knowledge or consent, varying, realising or releasing any of the same or the HTIL Facilities, or granting any time, indulgence or concession or compounding with any person, or concurring in accepting or varying any compromise arrangement or settlement, or omitting to claim or enforce payment, or determining, varying, reducing or extending the terms of the HWL Credit Support or the HTIL Facilities, or by anything done or omitted which, but for this provision, might operate to exonerate the Company.

2       REPRESENTATION AND WARRANTY

        The Company represents and warrants to the HWL Credit Support Providers that the Company has the corporate power to execute, deliver and perform the terms and provisions of this Deed of Indemnity and the transactions contemplated hereby and has taken all necessary corporate action to authorize the execution, delivery and performance by the Company of this Deed of Indemnity.

3       EXPENSES

        Each of the Company and the relevant HWL Credit Support Provider shall bear its own expenses incurred in connection with this Deed of Indemnity and the transactions contemplated hereby, including but not limited to legal fees.

4       GOVERNING LAW

        This Deed of Indemnity shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region of the People's Republic of China ("Hong

        Kong"). The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Hong Kong.

IN WITNESS WHEREOF this Deed of Indemnity has been executed on the day and year first above written.


THE COMMON SEAL of           )
HUTCHISON TELECOMMUNICATIONS )     [Common Seal]
INTERNATIONAL LIMITED        )
was hereunto affixed by      )
in the presence of:          )


/s/ Susan Chow

Director


/s/ Edith Shih

Secretary


SIGNED by Dominic Lai        )
for and on behalf of         )     /s/ Dominic Lai
HUTCHISON WHAMPOA LIMITED    )
in the presence of:          )

/s/ Bernardine Lam

                                    SCHEDULE

                                    HONG KONG

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
18 October 2001, as       Hutchison 3G   HK$150 Million     Citibank             Credit facility   HIL Comfort   no later than 21
amended and restated by:  HK Limited                        issuance of          for               Letter        October 2006
(1) The First Amendment
and Restatement Letter
Performance Bond
dated 18 October 2002;
(2) The Second Amendment
and Restatement Letter
dated 13 October 2003;
and (3) an Amendment
Letter dated 5 May 2004
with respect to the
amendment to the clause
"Ownership"
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
3 June 2002, as further   Hutchison 3G   HK$2 Million       WestLB               Bilateral Short-  HIL Comfort   31 December 2004
amended and restated by:  HK Limited                                             term Revolving    Letter        with an extension
(1) an Amendment Letter                                                          Credit Facility                 option to extend
dated 26 September 2002                                                                                          maturity date to 31
regarding the amendment                                                                                          December 2005
to "Conditions Precedent";
(2) an Amendment and
Restatement Letter dated
16 May 2003; (3) an
Amendment and Restatement
Letter dated 24 March
2004; (4) an Amendment
Letter dated 29 April
2004 with respect to the
amendment to the clause
"Ownership"; (5) an
Amendment Letter dated
14 May 2004 regarding the
amendment to "Final
Maturity"; and (6) an
Amendment Letter in
relation to the amendment
to "Final Maturity" dated
30 July 2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
3 June 2002, as further   Hutchison 3G   HK$2 Billion       Citibank             Bilateral Short-  HIL Comfort   31 December 2004
amended and restated by:  HK Limited                                             term Revolving    Letter        with an extension
(1) an Amendment Letter   and Hutchison                                          Credit Facility                 option to extend
dated 9 October 2002      3G Services                                                                            maturity date to 31
regarding the amendment   (HK) Limited                                                                           December 2005
to "Conditions
Precedent"; (2) an
Amendment and Restatement
Letter dated 23 May 2003;
(3) an Amendment and
Restatement Letter dated
29 March 2004; (4) an
Amendment Letter dated
5 May 2004 in relation
to the amendment to the
clause "Ownership";
(5) an Amendment Letter
dated 17 May 2004 with
respect to the amendment
to "Final Maturity"; and
(6) an Amendment Letter
dated 29 July 2004
regarding the amendment
to "Final Maturity".
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
26 April 2004, as amended Hutchison      increased to HK$2  Calyon               Bilateral Short-  HIL Comfort   364 days with an
and restated by: (1) an   Telephone      Billion                                 term Term Loan    Letter        extension option to
Amendment Letter dated    Company                                                Facility                        extend maturity
19 May 2004 in  relation  Limited                                                                                date to 31 December
to the amendment to                                                                                              2005
"Availability"; and
(2) an Amendment and
Restatement Letter dated
30 July 2004.
------------------------------------------------------------------------------------------------------------------------------------
30 June 1998              Hutchison      US$366m being      Merrill Lynch        US Lease          HWL Guaranty  15 years with a
                          Telephone      Stipulated Loss    Capital Services,    Transactions      Agreement     Purchase Option to
                          Company        Value as at 1 Sep  Inc. and Merrill                                     purchase the
                          Limited        2004               Lynch, Pierce,                                       Undivided Interest
                                                            Fenner & Smith                                       on the EBO Payment
                                                            Incorporated                                         Date of 1 January
                                                                                                                 2008.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
30 June 1998              Hutchison      US$366m being      Wilmington Trust     US Lease          HWL Guaranty  15 years with a
                          Telephone      Stipulated Loss    Company,             Transactions      Agreement     Purchase Option to
                          Company        Value as at 1 Sep  Cooperatieve                                         purchase the
                          Limited        2004               Centrale Raiffeisen-                                 Undivided Interest
                                                            Boerenleenbank                                       on the EBO Payment
                                                            B.A., Cooperatieve                                   Date of 1 January
                                                            Centrale Raiffeisen-                                 2008.
                                                            Boerenleenbank
                                                            B.A., Hong Kong
                                                            Branch, Rabo
                                                            Merchant Bank N.V.
                                                            and the Owner
                                                            Participants
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
30 June 1998              Hutchison      In the range of    Cooperatieve         US Lease          HWL           Such time as all of
                          Telephone      US$3.3m to         Centrale Raiffeisen- Transactions      Supplemental  the Guaranty
                          Company        US$30.4m with the  Boerenleenbank                         Guaranty      Obligations are
                          Limited        Letters of Credit  B.A., Hong Kong                        Agreement     finally paid,
                                         amounts change     Branch                                               performed and
                                         semi-annually for                                                       observed in full
                                         the period from 1
                                         July 2004 to 1 Jan
                                         2008. Letters of
                                         Credit utilized as
                                         at 22 September
                                         2004 was
                                         US$30,441,878.43
------------------------------------------------------------------------------------------------------------------------------------

                                    THAILAND

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   NATURE               LENDER/ARRANGER   HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
15 July 2002              BFKT           THB 2.2 Billion    Bills of Exchange    HSBC              HWL Guarantee 15 July 2005
                          (Thailand)     Issuance Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
4 October 2002            Hutchison CAT  THB 1 Billion      Club JPY Term Loan   SCB               HWL Guarantee October 4, 2004
                          Wireless       JPY 13.7 Billion   and THB Revolving                                    (to be extended to
                          MultiMedia                        Facility                                             30 December 2005)
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
20 December 2002          BFKT           THB 2 Billion      Club JPY Term Loan   HSBC              HWL Guarantee 20 December 2004
                          (Thailand)     JPY 10 Billion     and THB Revolving                                    (to be extended to
                          Limited                           Facility                                             30 December 2005)
------------------------------------------------------------------------------------------------------------------------------------
10 April 2003             BFKT           THB 1.5 Billion    Club JPY Term Loan   HSBC              HWL Guarantee 10 April 2005
                          (Thailand)     JPY 9 Billion      and THB Revolving                                    (to be extended to
                          Limited                           Facility                                             30 December 2005)
------------------------------------------------------------------------------------------------------------------------------------
30 June 2003              Hutchison CAT  JPY 3.6 Billion    Club Term Loan and   SCB               HWL Guarantee 30 June 2006
                          Wireless       THB 3 Billion      Letter of Credit
                          MultiMedia     US$10 Million L/C  Facilities
                          Limited        Facility
------------------------------------------------------------------------------------------------------------------------------------
26 September 2003         Hutchison CAT  JPY 15.795 Billion Club Term Loan       Citibank          HWL Guarantee 26 September 2006
                          Wireless       THB 3.5 Billion    Facility
                          MultiMedia
                          Limited
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   NATURE               LENDER/ARRANGER   HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
9 January 2004            Hutchison CAT  JPY 4.8 Billion    Club Term Loan       HSBC              HWL Guarantee 9 January 2007
                          Wireless       THB 5.5 Billion    Facility
                          MultiMedia
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
12 August 2003            BFKT           US$35,004,819      EXIM Term Loan       ABN               HWL Guarantee 20 March 2010
                          (Thailand)                        Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
18 December 2003          Hutchison CAT  US$30 Million      General Banking      ABN               HWL Guarantee On demand
                          Wireless                          Facilities
                          MultiMedia
                          Limited
------------------------------------------------------------------------------------------------------------------------------------

                                      INDIA

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
3 December 2003           Hutchison Max  INR 800 Million    HSBC                 General Banking   HWL Guarantee 31 July 2005
                          Telecom Pvt                                            Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
8 July 2003               Hutchison      INR 1.2 Billion    ABN                  General Banking   HWL Guarantee 31 July 2005
                          Essar Telecom                                          Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
29 August 2003            Hutchison      INR 1.15 Billion   Bank of America      General Banking   HWL Guarantee 31 December 2005
                          Essar Telecom                                          Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
17 September 2003         Hutchison      US$20 Million      HSBC                 Club Term Loan    HWL Guarantee 6 October 2006
                          Essar Telecom                                          Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
8 July 2003               Hutchison      INR 1.29 Billion   ABN                  General Banking   HWL Guarantee 31 July 2005
                          Telecom                                                Facility
                          East Limited
------------------------------------------------------------------------------------------------------------------------------------
29 August 2003            Hutchison      INR 800 Million    Bank of America      General Banking   HWL Guarantee 31 December 2005
                          Telecom East                                           Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
18 August 2003            Fascel Limited INR 3.8 Billion    SCB                  General Banking   HWL Guarantee 18 August 2005
                                                                                 Facility
------------------------------------------------------------------------------------------------------------------------------------
3 December 2003           Fascel Limited INR 1 Billion      HSBC                 General Banking   HWL Guarantee 3 September 2005
                                                                                 Facility
------------------------------------------------------------------------------------------------------------------------------------
17 September 2003         Fascel Limited US$20 Million      HSBC                 Club Term Loan    HWL Guarantee 6 October 2006
                                                                                 Facility
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
8 July 2003               Hutchison      INR 1.29 Billion   ABN                  General Banking   HWL Guarantee 31 July 2005
                          Essar South                                            Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
29 August 2003            Hutchison      INR 1.25 Billion   Bank of America      General Banking   HWL Guarantee 31 December 2005
                          Essar South                                            Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
17 September 2003         Hutchison      US$20 Million      HSBC                 Club Term Loan    HWL Guarantee 6 October 2006
                          Essar South                                            Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
5 November 2003           Hutchison      INR 1.25 Billion   Citibank             General Banking   HWL Guarantee 12 November 2004
                          Essar South                                            Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
20 November 2003          Hutchison      INR 1.4 Billion    GE                   Bilateral Term    HWL Guarantee 20 November 2004
                          Essar South                                            Loan Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
3 December 2003           Hutchison      INR 4.34 Billion   HSBC                 General Banking   HWL Guarantee 31 July 2005
                          Essar South                                            Facility
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
10 December 2003          Hutchison      INR 910 Million    SCB                  General Banking   HWL Guarantee 2 years from 1st
                          Essar South                                            Facility                        Drawdown Date
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
31 March 2004             Hutchison EssarINR 1.5 Billion    DB                   Short Term Loan   HIL Guarantee 1 year from date
                                                                                                                 of 1st Drawdown
                          South Limited                                                                          Date
------------------------------------------------------------------------------------------------------------------------------------
17 September 2003         Aircel         US$20 Million      HSBC                 Club Term Loan    HWL Guarantee 6 October 2006
                          Digilink                                               Facility
                          India Limited
------------------------------------------------------------------------------------------------------------------------------------
3 December 2003           Aircel         INR 2 Billion      HSBC                 General Banking   HWL Guarantee 31 July 2005
                          Digilink                                               Facility
                          India Limited
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DATE OF AGREEMENT         BORROWER       PRINCIPAL AMOUNT   LENDER/ARRANGER      NATURE            HWL SUPPORT   FINAL MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
6 August 2003             Aircel         INR 2.5 Billion    ING                  General Banking   HWL Guarantee 31 December 2005
                          Digilink                                               Facility
                          India Limited
------------------------------------------------------------------------------------------------------------------------------------
22 June 2004              Aircel         INR 600 Million    ABN                  Bilateral Term    Cash Back     23 September 2004
                          Digilink                                               Loan Facility
                          India Limited
------------------------------------------------------------------------------------------------------------------------------------
17 July 2001              JayKay         INR 920 Million    GE                   Term Loan         HWL Guarantee 23 October 2004
                          Finholding                                             Facility
                          (India)
                          Private
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
31 January 2002           Usha Martin    INR 2.1 Billion    HSBC                 Non Convertible   HTL Guarantee 31 January 2005
                          Telematics                                             Debenture
                          Limited
------------------------------------------------------------------------------------------------------------------------------------
29 November 2003          CGP            US$53 Million      BNP                  SBLC Issuance     HWL Guarantee 27 November 2004
                          Investments                                            Facility
                          (Holdings)
                          Limited
------------------------------------------------------------------------------------------------------------------------------------